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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2001

PREVIEW SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	77-0485517 (I.R.S. Employer Identification No.)
1000 SW Broadway, Suite 1750 Portland, Oregon 97205 (Address of principal executive offices)	97205 (Zip Code)

Registrant's telephone number, including area code:  503-220-2300

(Former name or former address, if changed since last report):
 N/A

PREVIEW SYSTEMS, INC.
FORM 8-K/A
INDEX

Item	Description	Page
Item 2.	Acquisition or Disposition of Assets	2
Item 7.	Financial Statements and Exhibits	3
	Signatures	4

1

Item 2. Acquisition or Disposition of Assets

    On July 17, 2001, Preview Systems, Inc., a Delaware corporation (the "Company"), completed the sale of certain non-cash assets related to the Company's electronic software distribution business to Aladdin Knowledge Systems, Ltd., an Israeli corporation ("Buyer") for an aggregate purchase price of approximately $5.0 million dollars, pursuant to an Asset Purchase Agreement dated May 17, 2001 (the "Agreement"). Prior to execution of the Agreement, there has been no material relationship between Buyer and the Company or any of the Company's officers, directors or affiliates.

    The Agreement was amended as of July 17, 2001 to allow the Company to grant a non-exclusive license to Matsushita Electric Industrial Co., Ltd. of certain non-cash assets related to the Company's electronic music distribution business.

    For a more detailed description of the transactions, see the Company's filing on Form 8-K dated July 5, 2001 and filed with the Securities and Exchange Commission on July 19, 2001.

2

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

  (a)
  Financial Statements of the Business Acquired

    N/A

  (b)
  Pro Forma Financial Information

    Pro forma financial information is included herein beginning on page PF-1.

  (c)
  Exhibits

    The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

Exhibit No.	Description
2.1	Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd. Incorporated by reference to Exhibit A to Schedule 14(a), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated June 6, 2001 (File No. 000-28329).
2.2	Amendment No. 1 to Asset Purchase Agreement dated May 17, 2001, by and between the Company and Aladdin Knowledge Systems, Ltd., effective as of July 17, 2001.(1)
99.1	Press Release dated July 18, 2001 announcing the consummation of the sale of assets to Aladdin Knowledge Systems, Ltd.(1)
99.2	Press release dated July 9, 2001 announcing the license of assets to Matsushita Electric Industrial Co., Ltd.(1)
99.3	Press release dated July 13, 2001 announcing the results of the 2001 Annual Meeting of Stockholders.(1)
99.4	Plan of Liquidation and Dissolution. Incorporated by reference to Exhibit B to Schedule 14(a), Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated June 6, 2001 (File No. 000-28329).
99.5	Press Release dated July 19, 2001 announcing the financial results for the second quarter of 201, the Final Record Date and the amount of the initial liquidating distribution.(1)

(1)
Incorporated by reference to the Company's Form 8-K dated July 5, 2001 and filed with the Securities and Exchange Commission on July 19, 2001.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2001	PREVIEW SYSTEMS, INC.
	By:	/s/ VINCENT PLUVINAGE
Vincent Pluvinage Chief Executive Officer (Principal Executive Officer)

4

PREVIEW SYSTEMS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2001
(in thousands)
(Unaudited)

	Preview Systems Inc.	Aladdin Knowledge Systems	Matsushita Electric	Liquidation Adjustments		Pro Forma Adjustments		Preview Systems, Inc. Pro Forma
Assets
Current assets:
Cash and cash equivalents	$64,695	$—	$—	$—		$5,826	(a)	$70,521
Short-term investments	1,973	—	—	—		—		1,973
Accounts receivable, net	2,209	(1,193)	(180)	(236)	(b)	—		600
Prepaid expenses	704	—	(136)	(568)	(b)	—		—
Other current assets	350	—	—	—		—		350

Total current assets	69,931	(1,193)	(316)	(804)		5,826		73,444

Property and equipment, net	2,734	(572)	—	(1,962)	(c)	—		200
Intangibles, net	856	(856)	—	—		—		—
Long-term investments	343	—	—	(343)	(d)	—		—
Other assets	481	—	—	—		—		481

Total assets	74,345	(2,621)	(316)	(3,109)		5,826		74,125
Liabilities
Current liabilities:
Current portion of capital lease obligations	4	—	—	—		—		4
Accounts payable	459	—	—	—		—		459
Accrued liabilities	3,900	(100)	(90)	2,140	(e)	—		5,850
Deferred revenue	2,310	(1,281)	(255)	(774)	(b)	—		—

Total current liabilities	6,673	(1,381)	(345)	1,366		—		6,313
Capital lease obligations, less current portion	5	—	—	—		—		5
Other liabilities	142	(142)	—	—		—		—

Total liabilities	6,820	(1,523)	(345)	1,366		—		6,318
								—

Net assets in liquidation	$67,525	$(1,098)	$29	$(4,475)		$5,826		$67,807

PF–1

PREVIEW SYSTEMS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000
(in thousands, except per share amounts)
(Unaudited)

	Preview Systems Inc.	Aladdin Knowledge Systems	Matsushita Electric	Preview Systems, Inc. Pro Forma
Revenues:
Network transaction fees	$6,523	$5,524	$999	$—
Services	1,245	901	344	—

Total revenues	7,768	6,425	1,343	—
Operating expenses:
Research and development	13,393	10,714	2,679	—
Sales and marketing	13,530	10,148	3,382	—
General and administrative	4,446	3,112	1,334	—
Acquisition related costs	2,706	2,706	—	—
Stock based compensation	3,945	2,581	1,364	—

Total operating expenses	38,020	29,261	8,759	—

Loss from operations	(30,252)	(22,836)	(7,416)	—
Other income (expense)
Interest income	6,014	—	—	6,014
Interest expense	(100)	—	—	(100)
Other, net	(164)	—	—	(164)

Total other income	5,750	—	—	5,750

Net loss	$(24,502)	$(22,836)	$(7,416)	$5,750

Basic and diluted net loss per share	$(1.44)	$—	$—	$0.34

Shares used in per share calculations	17,022	—	—	17,022

PF–2

PREVIEW SYSTEMS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001
(In thousands, except per share amounts)
(Unaudited)

	Preview Systems Inc.	Aladdin Knowledge Systems	Matsushita Electric	Preview Systems, Inc. Pro Forma
Revenues:
Network transaction fees	$2,276	$1,723	$553	$—
Services	137	103	34	—

Total revenues	2,413	1,826	587	—

Operating expenses:
Research and development	6,110	4,888	1,222	—
Sales and marketing	4,317	3,238	1,079	—
General and administrative	2,444	1,711	733	—
Restructuring and other costs	8,101	—	—	8,101
Acquisition related costs	1,824	1,824		—
Stock based compensation	1,427	1,427		—

Total operating expenses	24,223	13,088	3,034	8,101

Loss from operations	(21,810)	(11,262)	(2,447)	(8,101)

Other income (expense)
Interest income	2,027	—	—	2,027
Interest expense	(11)	—	—	(11)
Other, net	(57)	—	—	(57)

Total other income	1,959	—	—	1,959

Net loss	$(19,851)	$(11,262)	$(2,447)	$(6,142)

Basic and diluted net loss per share	$(1.15)	$—	$—	$(0.35)

Shares used in per share calculations	17,331	—	—	17,331

PF–3

PREVIEW SYSTEMS, INC. AND SUBSIDIARIES
FOOTNOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
(in thousands)

1.
Basis of Presentation

    The accompanying unaudited pro forma financial statements have been prepared to present the effect of the disposition by the Company of certain assets related to its Electronic Software Distribution (ESD) business to Aladdin Knowledge Systems and its source code license agreement for its Electronic Music Distribution (EMD) with Matsushtia Electric (MEI), as well as the dissolution and liquidation of the Company as approved by the stockholders of the Company on July 13, 2001. The pro forma financial statements have been prepared based upon the historical financial statements of the Company as if the transactions had occurred at June 30, 2001 and at the beginning of the respective periods. The remaining assets and liabilities are reflected at their estimated net realizable values at June 30, 2001.

    The Pro Forma Consolidated Statements of Operations may not be indicative of the results of operations that actually would have occurred if the transactions had been in effect as of the beginning of the respective periods, nor do they purport to indicate the results of future operations of the Company. The pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's 2000 Annual Report on Form 10-K. Management believes that all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction.

2.
Pro Forma and Liquidation Adjustments

(a)	Cash received from transactions with:
Aladdin	$4,912
MEI	$914

$5,826

(b)	Represents the adjustment of accounts receivable balance to what is expected to be realized and adjusts prepaid expenses and deferred revenue to estimated net realizable value.
(c)	Represents the write-down of remaining property and equipment to estimated net realizable value.
(d)	Represents the write-off of an equity investment in a licensee.
(e)	Represents the accrual of additional liquidation related liabilities, which represent management's best estimates of all costs to wind down the Company from July 1, 2001. Such costs include additional insurance, lease termination fees and all other costs associated with winding down the business. Actual results may vary from this estimate.

PF–4

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PREVIEW SYSTEMS, INC. FORM 8-K/A INDEX
  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
PRO FORMA CONSOLIDATED BALANCE SHEET
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOOTNOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS